UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 25, 2006

GREATER BAY BANCORP

(Exact name of registrant as specified in its charter)

California	0-25034	77-0387041
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1900 University Avenue, 6th Floor, East Palo Alto, California	94303
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (650) 813-8200

NA

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On July 25, 2006, the Board of Directors of Greater Bay Bancorp (the “Company”) and the Board of Directors of the Company’s subsidiary, Greater Bay Bank, N.A. (the “Bank”) approved the 2006 annual fee schedule for the directors (except management directors) for service on the Boards of the Company and the Bank, including the committees thereof.

A copy of a summary of the 2006 Director Compensation for the Company and the Bank. is attached hereto as Exhibit 10.1 and incorporated herein by reference.

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Item 9.01 Exhibits

Exhibit Number	Exhibit Title or Description
10.1	Greater Bay Bancorp and Greater Bay Bank, N.A. Director Compensation

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREATER BAY BANCORP

Date: July 31, 2006	By:	/s/ Linda M. Iannone
Linda M. Iannone
Senior Vice President, General Counsel
and Secretary

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EXHIBIT INDEX

Exhibit Number	Exhibit Title or Description
10.1	Greater Bay Bancorp and Greater Bay Bank, N.A. Director Compensation

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